SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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Check the appropriate box:
[ ] Preliminary Proxy Statement
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    Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
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                             ADVISORS SERIES TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                             ADVISORS SERIES TRUST
                         MCCARTHY MULTI-CAP STOCK FUND

                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                                               DECEMBER 31, 2010

Dear Shareholder:

I am writing to inform you of an upcoming special meeting of shareholders of Advisors Series Trust's (the "AST Trust") McCarthy Multi-Cap Stock Fund (the "McCarthy Fund") to be held on Tuesday, February 1, 2011 (the "Meeting"). If you are a shareholder of record of the McCarthy Fund as of the close of business on Thursday, December 2, 2010, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Enclosed for your reference and use are a notice, proxy statement, and proxy card for the Meeting.

At the Meeting, you will be asked to approve the following matters:

PROPOSAL 1:  Approval of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the McCarthy Fund to the WHG Dividend Growth Fund (the "WHG Fund"), a series of The Advisors' Inner Circle Fund, in exchange for Institutional Shares of the WHG Fund; and (b) the distribution of the Institutional Shares of the WHG Fund pro rata by the McCarthy Fund to its Institutional Class shareholders, in complete liquidation of the McCarthy Fund (the "Reorganization").

PROPOSAL 2:  Approval of an Interim Advisory Agreement for the McCarthy Fund
             between AST Trust and Westwood Management Corp. ("Westwood").

THE BOARD OF TRUSTEES OF ADVISORS SERIES TRUST (THE "AST BOARD") HAS UNANIMOUSLY APPROVED THE PROPOSALS; HOWEVER, SHAREHOLDER APPROVAL IS REQUIRED TO PROCEED. THE AST BOARD BELIEVES THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS, AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

The McCarthy Fund is currently a series of AST Trust and is advised by McCarthy Group Advisors, L.L.C. ("McCarthy"). At a meeting held on October 27 and 28, 2010, the AST Board approved an Agreement and Plan of Reorganization with respect to the Reorganization (as defined above in Proposal 1). The proposed Reorganization arises out of the recent acquisition of McCarthy by Westwood's parent company, Westwood Holdings Group, Inc. (the "Transaction"). After the closing of the Transaction, employees of McCarthy, including the McCarthy Fund's current portfolio manager, became employees of Westwood and Westwood became the McCarthy Fund's investment adviser pursuant to an interim investment advisory agreement. If shareholders approve the Reorganization, the McCarthy Fund will be reorganized into the WHG Fund and will become part of the Westwood family of funds. The WHG Fund will be managed by the same portfolio manager that managed the McCarthy Fund.

In the Reorganization, the McCarthy Fund will transfer all of its assets and liabilities to the WHG Fund. You will receive shares of a comparable class of the WHG Fund equal in value to the shares that you currently hold. As described in more detail in the accompanying Proxy Statement, the WHG Fund will have an investment objective that is identical, and principal strategies and associated risks that are substantially similar to, those of the McCarthy Fund. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. In addition, Westwood has agreed to bear all expenses of the Reorganization.

SOME OF THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION ARE:

o The WHG Fund will have the same portfolio manager, same investment objective and substantially similar investment strategies to those of the McCarthy Fund.

o Although the WHG Fund's investment advisory fee will be higher, it is expected that the overall net expenses of Institutional Shares of the WHG Fund, which McCarthy Fund shareholders will receive in exchange for their Institutional Class shares, will be lower than the current net expenses of the McCarthy Fund.

o Westwood has agreed to limit the expenses of Institutional Shares of the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00%, which is lower than the current expense ratio of the McCarthy Fund. This 1.00% cap may not be terminated or increased without shareholder approval.

o Neither the McCarthy Fund nor its shareholders will bear any of the costs of the Reorganization.

o The McCarthy Fund could benefit from the potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization and its inclusion in the larger Westwood family of funds.

o The expected tax-free nature of the Reorganization for U. S. federal income tax purposes.

The AST Board has concluded that the Reorganization is in the best interest of the McCarthy Fund and its shareholders and recommends that you vote for the proposals.

Please read the enclosed proxy materials and consider the information provided. Your vote is very important. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot. If you have any questions about the proxy materials, or either proposal, please call your investment professional, or shareholder services at
402.393.1300 or toll-free at 888.779.1863.


                                      Very truly yours,

                                      /S/ DOUG HESS
                                      --------------------------
                                      Doug Hess
                                      President
                                      Advisors Series Trust

                         MCCARTHY MULTI-CAP STOCK FUND
                                  A SERIES OF

                             ADVISORS SERIES TRUST
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202
                                 1-866-811-0228

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    SCHEDULED FOR TUESDAY, FEBRUARY 1, 2011

To the shareholders of the McCarthy Multi-Cap Stock Fund (the "McCarthy Fund"):

A special meeting of shareholders of the McCarthy Fund will be held on Tuesday, February 1, 2011, at 10:00 a.m. Central time, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, to consider the following:

PROPOSAL 1:  Approval of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the McCarthy Fund to the WHG Dividend Growth Fund (the "WHG Fund"), a series of The Advisors' Inner Circle Fund, in exchange for Institutional Shares of the WHG Fund; and (b) the distribution of the Institutional Shares of the WHG Fund pro rata by the McCarthy Fund to its Institutional Class shareholders, in complete liquidation of the McCarthy Fund (the "Reorganization").

PROPOSAL 2:  Approval of an Interim Advisory Agreement for the McCarthy Fund
             between Advisors Series Trust and Westwood Management Corp.

PROPOSAL 3:  Any other business that properly comes before the meeting.

Only shareholders of record as of the close of business on Thursday, December 2, 2010, are entitled to receive this notice and vote at the meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 1, 2011

The proxy statement is available at www.proxyvote.com.

                                By Order of the Board of Trustees
                                of Advisors Series Trust

                                /S/ JEANINE M. BAJCZYK
                                -----------------------------------
                                Jeanine M. Bajczyk
                                Secretary

December 31, 2010

                                PROXY STATEMENT
                               DECEMBER 31, 2010

                             ADVISORS SERIES TRUST
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202
                                 1-866-811-0228

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a proxy statement, and we refer to it as the Proxy. It contains the information that shareholders of the McCarthy Multi-Cap Stock Fund (the "McCarthy Fund"), a separate series of Advisors Series Trust (the "AST Trust"), should know before voting on the proposals before them, and should be retained for future reference. The corresponding series of The Advisors' Inner Circle Fund (the "AIC Trust"), the WHG Dividend Growth Fund, is referred to as the "WHG Fund." Sometimes we refer to the McCarthy Fund and the WHG Fund each as a "Fund" or together as "the Funds." This Proxy and the accompanying materials are being mailed to shareholders on or about December 31, 2010.

HOW WILL THE REORGANIZATION WORK?

The Reorganization will involve three steps:

     o the transfer of all the assets and liabilities of the McCarthy Fund to the WHG Fund in exchange for shares of the WHG Fund having equivalent value to the net assets transferred;

     o the pro rata distribution of shares of the WHG Fund to shareholders of record of the McCarthy Fund as of the effective date of the Reorganization in full redemption of all shares of the McCarthy Fund; and

     o    the complete liquidation and termination of the McCarthy Fund.

As a result of the Reorganization, shareholders of the McCarthy Fund will hold Institutional Shares of the WHG Fund. The total value of the WHG Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the McCarthy Fund that you held immediately before the Reorganization. The WHG Fund will be advised by Westwood Management Corp. ("Westwood"). The day-to-day investment management of the portfolio of the WHG Fund will be provided by the same portfolio manager that currently manages the McCarthy Fund.

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE OPERATION OF THE MCCARTHY
FUND?

Approval of the Reorganization will not significantly affect the McCarthy Fund's investment objective, principal investment strategies, and/or associated risks. In fact, the McCarthy Fund's investment objective will remain unchanged and the principal investment strategies and associated risks of the McCarthy Fund are substantially similar to those of the WHG Fund. In addition, the portfolio manager responsible for the day-to-day management of the McCarthy Fund will also be responsible for the day-today management of the WHG Fund. Further, it is anticipated that the net expenses of the WHG Fund will be lower than the current net expenses of the McCarthy Fund. Westwood has contractually agreed to limit the WHG Fund's expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00%. This 1.00% cap may not be terminated or increased without shareholder approval.

WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

If the McCarthy Fund's shareholders do not approve the Reorganization, Westwood, who is currently providing advisory services to the McCarthy Fund pursuant to the terms of an Interim Advisory Agreement (as discussed in more detail in this Proxy), will continue to manage the McCarthy Fund under the terms of the Interim Advisory Agreement and AST's Board of Trustees (the "AST Board") will consider what further action, if any, is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE MCCARTHY FUND AVAILABLE?

Yes, additional information about the McCarthy Fund is available in the:

     o Prospectus for the McCarthy Fund and for the WHG Fund (a copy of the WHG Fund's preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);

     o    Annual and Semi-Annual Reports to Shareholders of the McCarthy Fund;
          and

     o Statement of Additional Information, or SAI, for the McCarthy Fund and a preliminary SAI for the WHG Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the "SEC").

A preliminary prospectus for the WHG Fund, whose shares you would own after the Reorganization, accompanies this Proxy. The preliminary prospectus for the WHG Fund is also available at www.proxyvote.com. The information in this preliminary prospectus is not complete and may be changed. The WHG Fund may not sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the WHG Fund's securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The prospectus and the most recent annual and semi-annual reports to shareholders of the McCarthy Fund have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

        The Advisors' Inner Circle Fund        Advisors Series Trust
        P.O. Box 219009                        615 East Michigan Street
        Kansas City, Missouri 64121            Milwaukee, Wisconsin 53202
        1-877-FUND-WHG                         1-866-811-0228

You also may view or obtain these documents from the SEC:

          In Person:  At the SEC's Public Reference Room in Washington, D.C.

          By Phone:   1-202-551-8090

          By Mail:    Public Reference Room
                      Securities and Exchange Commission
                      100 F Street, NE
                      Washington, DC 20002
                      (duplicating fee required)

          By Email:   publicinfo@sec.gov
                      (duplicating fee required)

By Internet: www.sec.gov
             ('The Advisors' Inner Circle Fund' for information on the WHG Fund) ('Advisors Series Trust' for information on the McCarthy Fund)

WHY AM I BEING ASKED TO APPROVE THE INTERIM ADVISORY AGREEMENT?

Pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act"), compensation paid to Westwood under the Interim Advisory Agreement is being held in an interest-bearing escrow account during the term of the Interim Advisory Agreement. Under Rule 15a-4, Westwood is only entitled to receipt of full compensation under the Interim Advisory Agreement if shareholders approve the Interim Advisory Agreement, or otherwise approve a new investment advisory agreement with Westwood. If an agreement is not approved with Westwood, Rule 15a-4 provides that Westwood will receive the lesser of costs incurred in performing its duties under the Interim Advisory Agreement (plus interest) or the amount in the escrow account. Because shareholders are not being asked to approve a new advisory agreement with Westwood, without approval of the Interim Advisory Agreement by shareholders, Westwood may not receive its full fee under the Interim Advisory Agreement. The AST Board is recommending approval of the Interim Advisory Agreement.

If shareholders approve the Reorganization, Westwood will provide investment advisory services to the WHG Fund pursuant to the terms of an advisory agreement entered into by and between Westwood and AIC Trust, on behalf of the WHG Fund. The most significant difference between the Interim Advisory Agreement and the WHG Fund's advisory agreement is the rate of compensation to be paid to Westwood. Under the Interim Advisory Agreement, Westwood is entitled to 0.75% of the McCarthy Fund's average daily net assets on the first $20 million and 0.60% thereafter. As noted above, amounts payable under the Interim Advisory Agreement will be held in an escrow account until shareholders approve the Interim Advisory Agreement. Under the WHG Fund's advisory agreement, Westwood is entitled to receive 0.75% of the WHG Fund's average daily net assets. Thus, because the WHG Fund's advisory agreement does not have a "breakpoint" like the Interim Advisory Agreement, which effectively reduces the fees paid to the adviser, the fee payable under the WHG Fund advisory agreement will be higher than the fee payable under the Interim Advisory Agreement. However, as previously noted and as described in more detail below, the overall net expenses of the WHG Fund are expected to be lower than the current net expenses of the McCarthy Fund as Westwood has agreed to limit the WHG Fund's expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00%, which is lower than the current net expense ratio of the McCarthy Fund. This 1.00% cap may not be terminated or increased without shareholder approval.

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, the AST Board unanimously recommends that you vote "FOR" each of the proposals. Please see each proposal for a discussion of the AST Board's considerations in making its recommendations.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the McCarthy Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

You may provide the AST Trust with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 402.393.1300 or toll-free at 888.779.1863 between 8:30 a.m. and 5:00 p.m, Central Time, Monday through Friday.

                               TABLE OF CONTENTS
                                                                            PAGE
BACKGROUND ..................................................................  1

PROPOSAL 1: APPROVAL OF THE REORGANIZATION ..................................  2
     Reasons for the Reorganization .........................................  2
     Comparison of Fees and Expenses ........................................  3
     Comparison of Investment Objectives,
       Principal Investment Strategies and Policies .........................  4
     Comparison of Fundamental Investment Restrictions ......................  8
     Comparison of Shareholder Services and Procedures ...................... 10
     Investment Advisory Arrangements and Comparison of Investment
       Advisory Fees ........................................................ 11
     Comparison of Other Principal Service Providers ........................ 12
     Comparison of Business Structures ...................................... 12
     Terms of the Reorganization ............................................ 13
     Board Consideration of the Reorganization .............................. 13
     Performance ............................................................ 16
     Material U.S. Federal Income Tax Consequences .......................... 16
     Fees and Expenses of the Reorganization ................................ 18
     Capitalizations ........................................................ 18

PROPOSAL 2: APPROVAL OF THE INTERIM ADVISORY AGREEMENT ...................... 19
     Synopsis of Proposal ................................................... 19
     Background ............................................................. 19
     Description of the Interim Advisory Agreement .......................... 20
     Board Consideration Regarding the Interim Advisory Agreement ........... 22

OTHER INFORMATION ........................................................... 25
     Information on Voting .................................................. 25
     Outstanding Shares ..................................................... 26
     Beneficial Ownership of Shares ......................................... 26
     Annual Meetings and Shareholder Meetings ............................... 26

EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION .................. A-1
EXHIBIT B -- INTERIM ADVISORY AGREEMENT .................................... B-1

                                   BACKGROUND

On September 22, 2010, McCarthy Group Advisors, L.L.C. ("McCarthy"), the investment adviser to the McCarthy Multi-Cap Stock Fund (the "McCarthy Fund"), a separate series of Advisors Series Trust ("AST"), announced that it had entered into an agreement to sell its advisory business to Westwood Holdings Group, Inc. ("WHG"), including the part of its advisory business responsible for advising the McCarthy Fund (the "Transaction"). In conjunction with the Transaction, WHG is proposing to bring the McCarthy Fund into the Westwood family of funds by merging, or "reorganizing," the McCarthy Fund into a "shell" series (that is, a portfolio with no assets) of The Advisors' Inner Circle Fund (the "AIC Trust") called the WHG Dividend Growth Fund (the "WHG Fund") (the "Reorganization"). The WHG Fund is advised by Westwood Management Corp. ("Westwood"), the investment advisory arm of WHG. The Board of Trustees of AST (the "AST Board") has approved the Reorganization and is now soliciting votes from shareholders to do the same.

Prior to November 18, 2010, McCarthy provided investment advisory services to the McCarthy Fund pursuant to an investment advisory agreement between AST, on behalf of the McCarthy Fund, and McCarthy (the "McCarthy Agreement"). The McCarthy Agreement, dated September 27, 2004, was last approved by shareholders on September 27, 2004 at a shareholder meeting held for the purpose of approving a new investment advisory agreement due to a change in control of McCarthy. The AST Board last approved the continuance of the McCarthy Agreement at a meeting held on December 10, 2009. Upon the closing of the Transaction on November 18, 2010, the McCarthy Agreement automatically terminated as required by the Investment Company Act of 1940 (the "1940 Act"), the federal law that governs mutual funds such as the McCarthy Fund and the WHG Fund. At a special meeting held on October 27-28, 2010, the AST Board approved an interim advisory agreement between AST Trust and Westwood (the "Interim Advisory Agreement"). The purpose of the Interim Advisory Agreement was, and is, to maintain continuous advisory services for the McCarthy Fund until shareholders consider approval of the Reorganization. The Interim Advisory Agreement became effective upon the closing of the Transaction.

Westwood is currently serving as investment adviser to the McCarthy Fund pursuant to the Interim Advisory Agreement which will terminate upon shareholder approval of the Reorganization or 150 days after it went into effect, whichever is earlier. In addition, the advisory fee payable to Westwood by the McCarthy Fund during the term of the Interim Advisory Agreement will be held in an interest-bearing escrow account as required by law.

The terms of the Interim Advisory Agreement are identical to the terms of the McCarthy Agreement, except with respect to the identity of the parties, provisions relating to duration, termination and payment of compensation and other differences considered and deemed immaterial by the AST Board. Moreover, there is no change to the McCarthy Fund's investment objective, expenses, principal investment strategies and associated risks as a result of the Interim Advisory Agreement. In addition, the portfolio manager responsible for the day-to-day management of the McCarthy Fund has not changed as a result of the Interim Advisory Agreement.

With respect to the duration of the Interim Advisory Agreement, the Interim Advisory Agreement provides that it will continue in effect for a term of 150 days or the date of approval of a new advisory agreement by shareholders, whichever is shorter. In addition, the Interim Advisory Agreement provides that it is terminable by the AST Trust or shareholders on 10 days' notice. Also, with respect to compensation, although the advisory fees under the Interim Advisory Agreement remain unchanged from the McCarthy Agreement, the Interim Advisory Agreement provides that advisory fees earned are paid into an escrow account pending shareholder approval of the Interim Advisory Agreement.

Because the advisory fees payable to Westwood during the term of the Interim Advisory Agreement will be held in an interest bearing escrow account, the AST Board is also soliciting votes from shareholders to approve the Interim Advisory Agreement. If shareholders approve the Interim Advisory Agreement, the compensation payable under the Interim Advisory Agreement (plus interest) will paid to Westwood, but if the Interim Advisory Agreement is not approved and the Interim Advisory Agreement expires, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Westwood.

                   PROPOSAL 1: APPROVAL OF THE REORGANIZATION

REASONS FOR THE REORGANIZATION

As discussed above, the Reorganization arises as a result of the Transaction. The AST Board has been informed of the Transaction and, in approving the proposed Reorganization, has determined that the Reorganization is in the best interests of the McCarthy Fund and its shareholders.

Established in 1983, Westwood is an institutional asset management firm that offers a variety of investment products to serve its clients which include corporate pension funds, public retirement funds, endowments, foundations, mutual funds, and high net worth individuals. Westwood offers a variety of investment products to serve its clients, including the Westwood family of funds, a series of registered mutual funds focused on value and income investing. On July 1, 2002, WHG became an independent and publicly owned company, listed on the New York Stock Exchange under the name "Westwood Holdings Group, Inc." (NYSE: WHG). Westwood is a wholly-owned subsidiary of WHG.

Based on the information provided to the AST Board by Westwood and McCarthy, the AST Board concluded that participation in the proposed Reorganization is in the best interests of the McCarthy Fund and its shareholders. In reaching that conclusion, the Board considered, among other things, the following:

     1. That after the closing of the Transaction, the employees of McCarthy became employees of Westwood and the decision by Westwood to retain the McCarthy Fund's current portfolio manager as the portfolio manager responsible for the day-to-day investment management activities of the WHG Fund.

     2. The continuity of McCarthy Fund shareholder expectations as the investment objective of the WHG Fund is identical to that of the McCarthy Fund and the principal investment strategies of the WHG Fund are substantially similar to those of the McCarthy Fund.

     3. The potential benefits to the McCarthy Fund and its shareholders from being part of the Westwood family of funds, including the broader product array and larger asset base in the Westwood family of funds, the expanded range of investment options and exchange opportunities available to McCarthy Fund shareholders, and the enhanced distribution opportunities that could result in future asset growth and further economies of scale.

     4. A comparison of the net and gross operating expense ratios of the WHG Fund with those of the McCarthy Fund and the fact that Westwood intends to limit total annual operating expenses of the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00% and that such cap may not be terminated or increased without shareholder approval.

     5. The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

     6. The undertaking by Westwood to bear all of the expenses of the Reorganization, so that the shareholders of the McCarthy Fund will not bear these expenses.

The AST Board also concluded that the economic interests of the shareholders of the McCarthy Fund would not be diluted as a result of the proposed Reorganization, because, among other things, the number of WHG Fund shares to be issued to McCarthy Fund shareholders will be calculated based on the net asset value of the McCarthy Fund and the McCarthy Fund will not bear any of the costs of the Reorganization. For a more complete discussion of the factors considered by the AST Board in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Proxy.

COMPARISON OF FEES AND EXPENSES

The following chart describes the fees and expenses associated with holding McCarthy Fund and WHG Fund shares. In particular, the chart compares the fee and expense information for the Institutional Class shares of the McCarthy Fund as of the most recently completed fiscal year ended June 30, 2010 and the pro forma fees and expenses of Institutional Shares of the WHG Fund following the Reorganization. PRO FORMA EXPENSE RATIOS SHOWN SHOULD NOT BE CONSIDERED AN ACTUAL REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. SUCH PRO FORMA EXPENSE RATIOS PROJECT ANTICIPATED ASSET AND EXPENSE LEVELS, BUT ACTUAL RATIOS MAY BE GREATER OR LESS THAN THOSE SHOWN. However, as described in footnote 3 to the tables below, Westwood has agreed to cap net operating expenses for the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00% of the WHG Fund's average daily net assets.

----------------------------------------------------------------------------------------------
                                                      MCCARTHY FUND                  WHG FUND
----------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Maximum Sales Charges (Load) Imposed on Purchases          None                       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charges (Load)                      None                       None
----------------------------------------------------------------------------------------------
Redemption Fee                                             None                       None
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Management Fees                                           0.66%(1)                   0.75%
----------------------------------------------------------------------------------------------
Other Expenses                                            0.41%                      0.33%(2)
----------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                           0.04%                      0.02%(2)
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                      1.11%                      1.10%
----------------------------------------------------------------------------------------------
  Plus: Recouped Management Fees                          0.03%                         --
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses Plus Recouped
Management Fees                                           1.14%                      1.10%
----------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements            --                     (0.08%)(3)
----------------------------------------------------------------------------------------------
Net Expenses                                              1.14%                      1.02%
----------------------------------------------------------------------------------------------

1) The management fee is 0.75% on the first $20 million of the Fund's average daily net assets and 0.60% on the average daily net assets over $20 million.

2) Because the WHG Fund is new, "Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

3) Westwood has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval. In addition, if at any point it becomes unnecessary for Westwood to reduce fees or make expense reimbursements, the AIC Trust's Board of Trustees may permit Westwood to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. When acquired fund fees and expenses are added to Other Expenses, net operating expenses are 0.02% higher than the contractual cap.

You would pay the following expenses on a $10,000 investment assuming that each Fund has a 5% annual return and that Fund operating expenses (including, for the WHG Fund, capped expenses for the 1 year period shown below) remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

----------------------------------------------------------------
                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
McCarthy Fund           $116       $356       $614      $1,354
----------------------------------------------------------------
WHG Fund                $104       $342       $598      $1,333
----------------------------------------------------------------

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

If the Reorganization is approved, it is anticipated that continuity of shareholder investment expectations will be maintained because the investment objectives of the Funds are identical and the principal investment strategies and risks of the WHG Fund will be substantially similar to those of the McCarthy Fund.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives of the Funds are identical. Each Fund seeks long-term growth of capital.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES, RISKS AND OTHER FUND
INFORMATION

The principal investment strategies and principal risks of each Fund are substantially similar. The principal investment strategies differ only to the extent that each Fund has adopted, as required by law, a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the type of investment suggested by each Fund's name (the "80% Policy"). Because the WHG Fund includes the word "Dividend" in its name, the Fund has adopted an 80% Policy to invest, under normal circumstances, at least 80% of its net assets in income producing (dividend paying) equity securities. Because the McCarthy Fund includes the word "Stock" in its name, the Fund has adopted an 80% Policy to invest, under normal market conditions, at least 80% of its net assets in stocks. Thus, although their 80% Policies differ, this will not result in a material difference in the manner in which the Funds are managed. The principal investment strategies of the Funds are identical in every other respect.

Set forth below is a description of the Funds' principal investment strategies, highlighted to reflect the difference between each Fund's 80% Policy (the McCarthy Fund's 80% Policy appears in bold while the WHG Fund's 80% Policy appears in bold and brackets). You can find additional information about the McCarthy Fund's investment objective, principal investment strategies and investment policies in its prospectus and SAI.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest primarily in the stocks of domestic and foreign companies of any size, from larger, well-established companies, which are preferred by the Advisor, to smaller companies. UNDER NORMAL MARKET CONDITIONS, AT LEAST 80% OF THE FUND'S NET ASSETS WILL BE INVESTED IN STOCKS. [UNDER NORMAL CIRCUMSTANCES, THE FUND WILL INVEST AT LEAST 80% OF ITS NET ASSETS (PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES) IN INCOME PRODUCING (DIVIDEND PAYING) EQUITY SECURITIES.] The Fund will not borrow for investment purposes. The Advisor pursues the Fund's objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation. The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts. The Fund may also invest up to 10% of its net assets in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds), up to 5% of which may be in fixed-income securities rated below investment grade ("junk bonds" or "high-yield securities"). Additionally, the Fund may invest in exchange-traded funds ("ETFs"). Investments in equity ETFs are included in the Fund's 80% investment in stocks. The Advisor generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Advisor's equity investment team to determine which particular stocks to purchase and sell, and will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply. The Advisor's "quantitative analysis screens" utilize financial data to rank a universe of stocks by quality and valuation factors. The investment team's fundamental analysis includes, but is not limited to, discounted cash flow analysis, assessment of a company's private market value, evidence of a company's ability to reinvest capital in growth initiatives, the ability and resolve of a company to return capital to shareholders through cash dividends and stock repurchases, and a company's ability to generate excess cash beyond operating needs.

The Fund may also invest in Real Estate Investment Trusts ("REITs"). The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling. The Fund will not invest more than 20% of its net assets in REITs.

In addition, the Fund may use index options and individual stock options for hedging purposes. At any one time, the combined value of options may be up to 5% of the Fund's net assets.

BENCHMARK. The comparative benchmark for each Fund is the S&P 500([R]) Index.

PORTFOLIO MANAGER. Richard L. Jarvis serves as the portfolio manager for each Fund.

PRINCIPAL RISKS

A description of the principal risks that may affect each Fund is described below. AS WITH ALL MUTUAL FUNDS, A SHAREHOLDER IS SUBJECT TO THE RISK THAT HIS OR HER INVESTMENT COULD LOSE MONEY. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

DERIVATIVES RISK. The Fund may purchase and write call and put options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs. Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Derivatives may be more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund enters into. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of its derivative it positions.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

The Fund can gain market exposure using derivatives by paying a fraction of the market value of the investments underlying those derivatives. Thus, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives may be more volatile than other investments and the Fund may lose more in a derivative than the original cost of opening the derivative position.

EQUITY RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FIXED INCOME RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

FOREIGN COMPANY RISK. Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

HEDGING RISK. The Fund may purchase and write put and call options on securities and securities indices for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

HIGH YIELD BOND RISK. High yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-rated high yield bonds (CCC, CC, or C) are subject to a greater degree of credit risk than higher-rated high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

INVESTMENTS IN ETFS. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

MANAGEMENT RISK - The Fund is subject to the risk that a strategy used by the Fund's management may fail to produce the intended result.

REIT RISK. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SMALL- AND MID-CAPITALIZATION COMPANY RISK. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

In addition to the risks listed above, the WHG Fund is subject to the following risk:

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

GROWTH STOCKS RISK -- Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are comparisons of the fundamental investment restrictions of the McCarthy Fund and the WHG Fund, which are substantially similar, as well as a relevant discussion. The restrictions of each Fund may not be changed without shareholder approval.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies; and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

     WHG FUND FUNDAMENTAL POLICY: The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

     DISCUSSION: Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The WHG Fund's current investment policy on lending is as follows: the WHG Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the WHG Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not (a) borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if thereafter there is an asset coverage of at least 300% of all borrowings; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

     WHG FUND FUNDAMENTAL POLICY: The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

     WHG FUND FUNDAMENTAL POLICY: The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

     With respect to the McCarthy Fund's fundamental policy regarding purchasing securities on margin or participating on a joint or joint and several basis in securities trading accounts, the WHG Fund does not have a corresponding policy as funds are not required to do so.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

     WHG FUND FUNDAMENTAL POLICY: The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The WHG Fund will not purchase or sell real estate, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs). The WHG Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities).

     WHG FUND FUNDAMENTAL POLICY: The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

     WHG FUND FUNDAMENTAL POLICY: The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

     MCCARTHY FUND FUNDAMENTAL POLICY: The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities).

     WHG FUND FUNDAMENTAL POLICY: The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     DISCUSSION: Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

The McCarthy Fund and the WHG Fund have similar shareholder services and procedures. The WHG Fund offers one class of shares: Institutional Shares. The McCarthy Fund offers one class of shares: Institutional Class shares.

Neither Institutional Class shares of the McCarthy Fund nor Institutional Shares of the WHG Fund assess any front-end or contingent deferred sales charge, redemption fees and/or shareholder servicing fees.

The McCarthy Fund allows shareholders to redeem their shares by mail, telephone, wire or financial intermediary. The WHG Fund permits shareholders to redeem their shares by mail, wire or financial intermediary (telephone redemptions are not currently permitted). The WHG Fund generally permits exchanges between Institutional Shares of the WHG Fund and Institutional Shares of other WHG funds within the Westwood family of funds. Because the McCarthy Fund is the only fund in the McCarthy Fund complex, it has no exchange privileges. For the WHG Fund, an exchange of fund shares generally is taxable for U.S. federal income tax purposes. The McCarthy Fund permits systematic withdrawals from the McCarthy Fund (the systematic withdrawal privilege is not currently available for the WHG Fund).

The McCarthy Fund and the WHG Fund each declare and pay distributions of dividends and capital gains annually, and distribute net short-term capital gains and net long-term gains annually.

Both the WHG Fund and the McCarthy Fund offer a choice between automatically reinvesting distributions in additional shares or receiving them by check.

The McCarthy Fund's prospectus and SAI and the WHG Fund's prospectus and SAI contain more detailed discussions of shareholder services and procedures.

INVESTMENT ADVISORY ARRANGEMENTS AND COMPARISON OF INVESTMENT ADVISORY FEES

Westwood currently serves as the investment adviser to the McCarthy Fund and will serve as the investment adviser to the WHG Fund after the closing of the Reorganization, if approved by shareholders.

Westwood serves as the investment adviser to the McCarthy Fund pursuant to the Interim Advisory Agreement that was approved by the AST Board at a meeting held on October 27-28, 2010 and became effective on November 18, 2010 when Westwood completed its acquisition of McCarthy. In addition, Westwood has entered into an investment advisory agreement with AIC Trust on behalf of the WHG Fund and will begin managing the assets of the WHG Fund after consummation of the Reorganization.

Pursuant to these investment advisory agreements, Westwood, subject to the supervision of the AIC Trust's Board, with respect to the WHG Fund, and the AST Board, with respect to the McCarthy Fund, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio investments.

Upon the commencement of operations of the WHG Fund, the same portfolio management personnel that managed the McCarthy Fund prior to the Reorganization will be responsible for the day-to-day management activities of the WHG Fund.

The following chart highlights the annual contractual rate of investment advisory fees paid by the McCarthy Fund and WHG Fund as a percentage of average daily net assets.

--------------------------------------------------------------------------------
    FUND                      ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
McCarthy Fund      0.75% on the first $20 million of average daily net
                   assets
                   -------------------------------------------------------------
                   0.60% on average daily net assets over $20 million
--------------------------------------------------------------------------------
WHG Fund           0.75%
--------------------------------------------------------------------------------

As shown in the table above, the McCarthy Fund's advisory fee is 0.75% on the first $20 million in average daily net assets and declines to 0.60% on average daily net assets above $20 million. Based on average daily net assets for its fiscal year ended June 30, 2010, the McCarthy Fund paid advisory fees at an effective rate of 0.66%, not including 0.03% that McCarthy recouped pursuant to the terms of its expense limitation arrangement with the McCarthy Fund. Unlike the McCarthy Fund's advisory fee, the advisory fee for the WHG Fund does not have a "breakpoint" (that is, a certain level of assets (for example, $20 million) at which the advisory fee rate is reduced for assets above that level). Rather, the WHG Fund's advisory fee is fixed at 0.75% . This means that the advisory fee will be 0.75% regardless of the amount of WHG Fund assets under management. However, Westwood has contractually agreed to limit the total annual operating expenses of the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00% . This expense cap may not be terminated or increased without shareholder approval. For the fiscal year ended June 30, 2010, the McCarthy Fund's total annual operating expenses were 1.14% . Thus, although the WHG Fund will have a higher advisory fee than the McCarthy Fund, it is anticipated that the overall operating expenses of the WHG Fund will be lower than the overall operating expenses of the McCarthy Fund as a result of Westwood's commitment to limit the WHG Fund's expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00% . For the fiscal year ended June 30, 2010, the McCarthy Fund paid McCarthy a fee of $355,938, which includes recouped advisory fees of $15,722, for services provided pursuant to the McCarthy Agreement. Had the advisory fees payable by the WHG Fund been in effect, the total amount paid by the McCarthy Fund would have been $387,770, resulting in a difference of 9%, including advisory fees recouped by McCarthy, and a difference of 14%, not including advisory fees recouped by McCarthy.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

The following is a list of principal service providers for the McCarthy Fund and the WHG Fund:

--------------------------------------------------------------------------------------------------
                                         SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------
    SERVICE                THE MCCARTHY FUND                           THE WHG FUND
--------------------------------------------------------------------------------------------------
                       Quasar Distributors, LLC              SEI Investments Distribution Co.
Distributor            615 E. Michigan Street                One Freedom Valley Drive
                       Milwaukee, Wisconsin 53202            Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------------------------
                       U.S. Bancorp Fund Services, LLC       SEI Investments Global Funds Services
Administrator          615 East Michigan Street              One Freedom Valley Drive
                       Milwaukee, Wisconsin 53202            Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------------------------
Custodian              U.S. Bank National Association        U.S. Bank National Association
--------------------------------------------------------------------------------------------------
Fund Accountant        U.S. Bancorp Fund Services, LLC       SEI Investments Global Funds Services
--------------------------------------------------------------------------------------------------
Transfer Agent and
Dividend Disbursing
Agent                  Gemini Fund Services, LLC             DST Systems, Inc.
--------------------------------------------------------------------------------------------------
Independent Auditors   Tait, Weller & Baker LLP              Ernst & Young LLP
--------------------------------------------------------------------------------------------------

COMPARISON OF BUSINESS STRUCTURES

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and the McCarthy Fund's governing documents create additional operating rules and restrictions that the McCarthy Fund must follow. The AST Trust is organized as a Delaware statutory trust whose operations are governed by its Agreement and Declaration of Trust, its By-Laws, and applicable Delaware and federal law.
The AIC Trust is organized as a Massachusetts voluntary association (commonly known as a business trust) and is governed by its Agreement and Declaration of Trust, its By-Laws, and applicable Massachusetts and federal law. The difference between operating as a series of a Delaware statutory trust or a Massachusetts business trust will not significantly affect the operations of the McCarthy Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust's board of trustees and officers.

The AST Trust and the AIC Trust are operated by their respective Boards of Trustees and officers appointed by each Board. The composition of the Board of Trustees and the officers for the AST Trust and the AIC Trust differ. For more information about the current Trustees and officers of the McCarthy Fund and the WHG Fund, you should consult the current SAI for the McCarthy Fund and the WHG Fund, respectively.

TERMS OF THE REORGANIZATION

Shareholders of the McCarthy Fund are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which the WHG Fund will acquire all of the assets and assume all of the liabilities of the McCarthy Fund in exchange for shares of the WHG Fund.

The Reorganization Plan provides that the number of full and fractional Institutional Shares to be issued by the WHG Fund in connection with the Reorganization will be the same as the number of Institutional Class shares owned by McCarthy Fund shareholders at the effective time of the Reorganization. The Reorganization Plan also provides that the net asset value of Institutional Shares of the WHG Fund will be the same as the net asset value of the Institutional Class shares of the McCarthy Fund. The value of the assets to be transferred by the McCarthy Fund will be determined using the valuation procedures used by the McCarthy Fund in determining its daily net asset value. The parties to the Reorganization Agreement have agreed to use commercially reasonable efforts to resolve, prior to the effective time of the Reorganization, any material pricing differences for prices of portfolio securities that might arise from use of the McCarthy Fund's valuation procedures. The valuation will be calculated at the time of day the McCarthy Fund and WHG Fund ordinarily calculate their net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the closing of the Reorganization. The closing of the Reorganization is expected to occur on or about Monday, February 7, 2011.

The McCarthy Fund will distribute the WHG Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the McCarthy Fund will be credited with shares of the WHG Fund having an aggregate value equal to the McCarthy Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the McCarthy Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Board of Trustees of the AST Trust or the Board of Trustees of the AIC Trust on behalf of the McCarthy Fund or the WHG Fund, respectively, under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the McCarthy Fund receives a tax opinion to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the McCarthy Fund, the WHG Fund or the McCarthy Fund's shareholders. Other material conditions include the receipt of legal opinions regarding the McCarthy Fund and WHG Fund and the Reorganization.
 Lastly, the closing is conditioned upon both the McCarthy Fund and WHG Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the WHG Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Form of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

BOARD CONSIDERATION OF THE REORGANIZATION

The AST Board considered the proposed Reorganization at a meeting held on October 27-28, 2010, at which McCarthy and Westwood provided materials and made a presentation to the AST Board on the proposed Reorganization. The materials prepared by McCarthy and Westwood provided to the AST Board included, among other things, information on the investment objectives and strategies of the WHG Fund, comparative operating expense ratios, and an analysis of the projected benefits to the McCarthy Fund's shareholders from the proposed Reorganization. At the meeting, the AST Board considered the proposed Reorganization and unanimously approved the Reorganization Plan, determining that it would be in the best interests of the McCarthy Fund and its shareholders, and that such shareholders' interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the McCarthy Fund, the AST Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

     i. the potential benefits to the McCarthy Fund and its shareholders from the Reorganization both in the short-term and over a longer period;

     ii. the fact that the portfolio manager currently responsible for managing the day-to-day investments of the McCarthy Fund would be responsible for managing the WHG Fund after the Reorganization, which will provide continuity of asset management for current McCarthy Fund shareholders;

     iii. the anticipated effect of the Reorganization on per-share expenses, both before and after waivers, of the McCarthy Fund;

     iv. the expense ratios and available information regarding the fees and expenses of the WHG Fund;

     v. that Westwood has contractually agreed to limit the expenses of the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.00% and such 1.00% cap may not be terminated or increased without shareholder approval;

     vi. the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

     vii. the potential benefits to McCarthy Fund shareholders resulting from the McCarthy Fund's access to the larger distribution network and capabilities of the Westwood family of funds and the potential benefits of economies of scale recognized as the Fund's asset base grows;

     viii. the comparability of the investment objectives, policies and restrictions of the McCarthy Fund and the WHG Fund;

     ix. that shareholders of the McCarthy Fund will have a broader array of mutual funds to exchange into by becoming shareholders of the Westwood family of funds;

     x.     the reputation, financial strength and resources of Westwood;

     xi. that the expense of the Reorganization would not be borne by the McCarthy Fund's shareholders;

     xii.   the expected U.S. federal tax consequences of the Reorganization;
            and

     xiii.  the possible alternatives to the Reorganization.

In reaching the decision to approve the Reorganization and to recommend that shareholders vote in favor of the Reorganization, the AST Board, including the Independent Trustees, unanimously concluded that participation of the McCarthy Fund in the Reorganization is in the best interests of the shareholders of the McCarthy Fund and would not result in dilution of such shareholder's interests. Their conclusion was based on a number of factors, including the following considerations:

INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective of the WHG Fund is identical to the investment objective of the McCarthy Fund and the WHG Fund has principal investment strategies and principal risks that are substantially similar to those of the McCarthy Fund. These similarities should allow for continuity of shareholder investment expectations.

PORTFOLIO MANAGEMENT

The current portfolio manager of the McCarthy Fund will serve as the portfolio manager of the WHG Fund, promoting continuity of asset management and investment expectations for McCarthy Fund shareholders.

OPERATING EXPENSES OF THE FUNDS

The AST Board also considered the operating expense ratios for the McCarthy Fund and WHG Fund. The WHG Fund is expected to have a lower pro forma net operating expense ratio than the McCarthy Fund. Westwood has agreed to limit the WHG Fund's operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.00%, which is 0.15% lower than the contractual cap McCarthy has agreed upon for the McCarthy Fund. In addition, Westwood has agreed that the 1.00% cap may not be terminated or increased without shareholder approval.

GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS

Investors in the Westwood family of funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Westwood family of funds is expected to include 6 mutual funds, including equity and fixed income funds. Further, Westwood provides access to a full line of financial products and services. These additional shareholder services will be available to McCarthy Fund shareholders if the Reorganization is approved. Shareholders can, with a few exceptions, make purchases of or exchanges for certain classes of other series of the Westwood family of funds without additional charge. Thus, if the Reorganization is approved, McCarthy Fund shareholders will have more investment options and greater flexibility to change investments through exchanges. Any such exchanges generally will be taxable for U.S. federal income tax purposes.

DISTRIBUTION

Once the McCarthy Fund becomes a part of the Westwood family of funds, McCarthy Fund shareholders could benefit from the distribution capabilities offered by Westwood that could increase assets and reduce expenses due to potential increased fund scale. The multiple distribution channels available to the Westwood family of funds may enhance the McCarthy Fund's (operating as the new WHG Fund) market presence and facilitate operating efficiencies.

EXPECTED TAX-FREE CONVERSION OF THE MCCARTHY FUND'S SHARES

The AST Board also considered the expected tax-free nature of the Reorganization. If you were to redeem your investment in the McCarthy Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or a loss on the transfer of your investment to the WHG Fund; (2) you will have the same tax basis in your WHG Fund shares as you had in your McCarthy Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your McCarthy Fund shares as a capital asset, you will have the same holding period for your WHG Fund shares as you had for your McCarthy Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

WESTWOOD'S AGREEMENT TO USE ITS BEST EFFORTS TO ASSURE COMPLIANCE WITH SECTION 15(F) OF THE 1940 ACT

The AST Board considered Westwood's agreement to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The AST Board was advised that McCarthy and Westwood were not aware of any circumstances relating to the Reorganization that might result in the imposition of an "unfair burden" on the McCarthy Fund. In addition, Westwood and the WHG Fund have agreed that Westwood, by assuming or reimbursing expenses, waiving fees or otherwise, will limit the annual fund operating expenses of the WHG Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to no greater than 1.00% of average daily net assets on an annual basis and this 1.00% cap may not be terminated or increased without shareholder approval. Second, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The AIC Board currently satisfies and intends to continue to satisfy this condition.

EXPENSES OF THE REORGANIZATION

Westwood has agreed to bear all of the expenses incurred by the McCarthy Fund and the WHG Fund in connection with the Reorganization, so that neither the McCarthy Fund nor its shareholders Fund will bear these costs.

PERFORMANCE

In the Reorganization, the McCarthy Fund will be reorganized into the WHG Fund which will receive the assets and assume the liabilities of the McCarthy Fund. The McCarthy Fund will be the accounting survivor of the Reorganization, and the WHG Fund will assume the performance history of the McCarthy Fund at the closing of the Reorganization. The average annual total returns of the McCarthy Fund for one year and for the life of the McCarthy Fund are presented in the McCarthy Fund's prospectus. Please remember that past performance is no guarantee of future results.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a McCarthy Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of McCarthy Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of McCarthy Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold McCarthy Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the McCarthy Fund nor the WHG Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the WHG Fund generally to the effect that the Reorganization should qualify as a "reorganization" under
Section 368(a) of the Code, and the WHG Fund and the McCarthy Fund should each be a "party to a reorganization" under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

     o Neither the WHG Fund nor the McCarthy Fund will recognize any gain or loss as a result of the Reorganization.

     o McCarthy Fund shareholders will not recognize any gain or loss as a result of the receipt of WHG Fund shares in exchange for such shareholder's McCarthy Fund shares pursuant to the Reorganization.

     o A McCarthy Fund shareholder's aggregate tax basis in the WHG Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in McCarthy Fund shares held immediately before the Reorganization.

     o A McCarthy Fund shareholder's holding period for the WHG Fund shares received pursuant to the Reorganization will include the period during which the shareholder held McCarthy Fund shares, provided that the WHG Fund shareholders held their McCarthy Fund shares as capital assets.

No opinion will be expressed as to the effect of the Reorganization on (i) the McCarthy Fund or the WHG Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any McCarthy Fund or WHG Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the McCarthy Fund and WHG Fund, including representations in a certificate to be delivered by the management of the McCarthy Fund and WHG Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, the McCarthy Fund believes it has qualified as a separate "regulated investment company" (or "RIC") under the Code. The WHG Fund is a new entity that will elect RIC status under the Code. The McCarthy Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the McCarthy Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. McCarthy Fund shareholders must include any such distributions in such shareholder's taxable income. Following the Reorganization, the WHG Fund will elect RIC status under the Code.

FEES AND EXPENSES OF THE REORGANIZATION

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any), brokerage costs or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Westwood.

CAPITALIZATIONS

The following table sets forth as of December 2, 2010, the capitalizations of the McCarthy Fund and of the WHG Fund. Pro forma capitalization information is not included for the Reorganization because the Institutional Class shares of the McCarthy Fund are being reorganized into the Institutional Shares of the WHG Fund, which currently has no assets.

--------------------------------------------------------------------------------
                                                                   NET ASSET
                                      TOTAL          SHARES         VALUE PER
            FUND                   NET ASSETS      OUTSTANDING        SHARE
--------------------------------------------------------------------------------
McCarthy Fund -- Institutional
Class shares                      $65,216,260    $6,085,651.262      $10.72
--------------------------------------------------------------------------------
WHG Fund -- Institutional Shares       N/A             N/A             N/A
--------------------------------------------------------------------------------

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF AST TRUST, RECOMMEND
                    THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1

               PROPOSAL 2: APPROVAL OF INTERIM ADVISORY AGREEMENT

SYNOPSIS OF PROPOSAL

The AST Board is recommending that shareholders approve an interim advisory agreement for the McCarthy Fund between AST Trust and Westwood (the "Interim Advisory Agreement"). The AST Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement at a meeting held on October 27-28, 2010. As discussed in greater detail below, shareholder approval of the Interim Advisory Agreement will allow the McCarthy Fund to pay Westwood the full fee payable under the Interim Advisory Agreement.

BACKGROUND

PURCHASE AND SALE OF MCCARTHY GROUP ADVISORS, L.L.C.

On September 22, 2010, McCarthy Group Advisors, L.L.C. ("McCarthy"), the investment adviser to the McCarthy Fund, announced that it had entered into an agreement to sell its advisory business to Westwood Holdings Group, Inc. ("WHG"), including the part of its asset management business responsible for advising the McCarthy Fund (the "Transaction"). Upon the closing of the Transaction on November 18, 2010, the investment advisory agreement pursuant to which McCarthy provided advisory services to the McCarthy Fund (the "McCarthy Agreement") automatically terminated in accordance with its term as required by the 1940 Act and Westwood became the investment adviser to the McCarthy Fund pursuant to the terms of the Interim Advisory Agreement, as described below.

At a meeting held on October 27-28, 2010, the AST Board approved the Interim Advisory Agreement. Under the terms of the Interim Advisory Agreement, Westwood is currently providing advisory services for the McCarthy Fund until shareholders consider approval of the Reorganization (discussed in Proposal 1). As discussed in more detail below, the McCarthy Agreement and the Interim Advisory Agreement are the same, except with respect to the identity of the parties, the provisions relating to duration, termination and payment of compensation, and other factors that the AST Board considered and deemed immaterial. There is no change to the investment advisory fee paid by the McCarthy Fund under the Interim Advisory Agreement. In addition, the portfolio manager responsible for managing the McCarthy Fund under the McCarthy Agreement is also responsible for the day-to-day management of the McCarthy Fund under the Interim Advisory Agreement.

Under Rule 15a-4 of the 1940 Act, an investment adviser may serve pursuant to an interim agreement after an existing agreement has been terminated by assignment, without obtaining shareholder approval, provided that the board, including a majority of the Independent Trustees: 1) approves the interim agreement before the current agreement terminates and 2) determines that the scope and quality of the services provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the existing agreement. In addition, compensation under the interim agreement cannot exceed the compensation under the current agreement and the term of the interim agreement may not exceed 150 days. At the October 27-28, 2010 Board meeting, Westwood assured the AST Board that the fees payable to Westwood would remain the same as those paid to McCarthy under the McCarthy Agreement, and Westwood reported to the Board that the services to be provided by Westwood were not expected to affect the nature or quality of services provided to the McCarthy Fund.

SHAREHOLDER APPROVAL OF THE INTERIM ADVISORY AGREEMENT

Consistent with the requirements of Rule 15a-4 under the 1940 Act, compensation earned by Westwood during the period of the Interim Advisory Agreement is being held in an interest bearing escrow account, until shareholders approve an advisory agreement with Westwood. If shareholders approve the Interim Advisory Agreement, compensation earned under the Interim Advisory Agreement will be paid to Westwood. If shareholders do not approve the Interim Advisory Agreement, Westwood is entitled to receive the lesser of 1) the costs incurred in performing the Interim Advisory Agreement (plus the interest in the escrow account) or 2) the amount in the escrow account (plus interest). Consequently, if shareholders do not approve the Interim Advisory Agreement, Westwood may not receive its full fee under the Interim Advisory Agreement.

The AST Board is recommending that shareholders approve the Interim Advisory Agreement. The Interim Advisory Agreement will terminate upon shareholder approval of the Reorganization or 150 days after it went into effect, whichever is earlier.

DESCRIPTION OF THE INTERIM ADVISORY AGREEMENT

The Interim Advisory Agreement is attached to this Proxy as Exhibit B and this description is qualified in its entirety by reference to Exhibit B. Except with respect to the identity of the parties, the provisions relating to duration, termination and payment of compensation, and other factors considered and deemed immaterial by the AST Board, the terms of the McCarthy Agreement and the Interim Advisory Agreement are identical. As discussed above, with respect to the duration of the Interim Advisory Agreement, the Interim Advisory Agreement provides that it will continue in effect for a term of 150 days or the date of approval of a new agreement by shareholders, whichever is shorter. In addition, the Interim Advisory Agreement provides that it is terminable by the AST Trust or shareholders on 10 days' notice. Also as discussed above, with respect to compensation, although the advisory fees under the Interim Advisory Agreement remain unchanged from the McCarthy Agreement, the Interim Advisory Agreement provides that advisory fees earned are paid into an escrow account pending shareholder approval of the Interim Advisory Agreement.

Pursuant to the Interim Advisory Agreement, Westwood has replaced McCarthy and currently serves as the McCarthy Fund's adviser. The McCarthy Agreement and the Interim Advisory Agreement both provide that the investment adviser will manage on a discretionary basis the securities and other assets of the McCarthy Fund entrusted to it, and determine the purchase and sale of securities of the McCarthy Fund. The Interim Advisory Agreement authorizes Westwood to select brokers or dealers that will execute the purchases and sales of securities of the McCarthy Fund and directs Westwood to use its best efforts to seek on behalf of the McCarthy Fund the best overall terms available. Under the Interim Advisory Agreement, Westwood may, in selecting a broker-dealer to execute a particular transaction, consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"). Consistent with any guidelines established by the AST Board and Section 28(e) of the Exchange Act, Westwood is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the McCarthy Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if Westwood determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or Westwood's overall responsibilities with respect to the McCarthy Fund. These responsibilities are the same responsibilities designated to McCarthy under the McCarthy Agreement except that McCarthy has been replaced with Westwood in the Interim Advisory Agreement.

INFORMATION ABOUT ADVISORY FEES

The fees payable by the McCarthy Fund under the McCarthy Agreement and under the Interim Advisory Agreement are the same. The fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the McCarthy Fund pursuant to the following fee schedule:

0.75% on the first $20 million
0.60% on assets over $20 million

For the fiscal year ended June 30, 2010, the McCarthy Fund paid advisory fees to McCarthy in the amount of $355,938. As discussed above, the advisory fee paid by the McCarthy Fund under the Interim Advisory Agreement is the same as the fee paid by the McCarthy Fund under the McCarthy Agreement and therefore, the fees received by Westwood, had the Interim Advisory Agreement been in effect for the McCarthy Fund's most recently completed fiscal year, would not have differed from the fees received by McCarthy.

In addition, Westwood has entered into Operating Expense Limitation Agreement, pursuant to which Westwood has agreed to cap expenses of the McCarthy Fund to 1.15% of the McCarthy Fund's average daily net assets (the "Westwood Operating Expense Limitation Agreement"). The terms of the Westwood Operating Expense Limitation Agreement are identical except with respect to the identity of the parties, its duration and its termination. Like the Interim Advisory Agreement, the Westwood Operating Expense Limitation Agreement will continue in effect for a term of 150 days or the date of approval of a new advisory agreement by shareholders, whichever is shorter. In addition, the Westwood Operating Expense Limitation Agreement provides that it is terminable by the AST Trust upon ten
(10) calendar days' written notice to Westwood. Westwood may not terminate the Westwood Operating Expense Limitation Agreement without the consent of the AST Board. In addition, the Westwood Operating Expense Limitation Agreement will terminate upon the effective date of the Interim Advisory Agreement's termination.

ADDITIONAL INFORMATION ABOUT WESTWOOD

The names, addresses and principal occupations of the principal executive officers and each member of Westwood are listed below. The business address for each person listed below is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

--------------------------------------------------------------------------------
         NAME                        PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Susan M. Byrne             Chairman & Chief Investment Officer, Westwood
                           Management Corp.
--------------------------------------------------------------------------------
Brian O. Casey             President & Chief Executive Officer, Westwood
                           Management Corp.
--------------------------------------------------------------------------------
William R. Hardcastle      Chief Financial Officer, Westwood Management
                           Corp.
--------------------------------------------------------------------------------
Sylvia L. Fry              Chief Compliance Officer, Westwood
                           Management Corp.
--------------------------------------------------------------------------------
Julie K. Gerron            General Counsel, Westwood Management Corp.
--------------------------------------------------------------------------------

Westwood is a wholly-owned subsidiary of WHG. WHG is an independent and publicly owned company listed on the New York Stock Exchange. The business address for WHG is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

Westwood currently acts as investment adviser to the following registered investment companies that have investment objectives comparable to the Fund:

--------------------------------------------------------------------------------------
                  TOTAL ASSETS
                     UNDER
                  MANAGEMENT
   COMPARABLE   (AS OF NOVEMBER                         INVESTMENT     FEE WAIVERS AND
      FUND         30, 2010)    INVESTMENT OBJECTIVE   ADVISORY FEE    REIMBURSEMENTS
--------------------------------------------------------------------------------------
WHG LargeCap                     Long-term capital
Value Fund     $219.657 Million  appreciation              0.75%              *
--------------------------------------------------------------------------------------
WHG SMidCap                      Long-term capital
Fund           $358.999 Million  appreciation              0.75%             **
--------------------------------------------------------------------------------------
WHG SmallCap                     Long-term capital
Value Fund     $31.179 Million   appreciation              0.85%             **
--------------------------------------------------------------------------------------

* Westwood has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% and 1.25% of the Fund's Institutional Shares' and A Class Shares' average daily net assets, respectively, until November 16, 2011 and February 28, 2011, respectively. In addition, if at any point it becomes unnecessary for Westwood to reduce fees or make expense reimbursements, the AIC Board may permit Westwood to retain the difference between the Total Annual Fund Operating Expenses and 1.00% and 1.25%, respectively, to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the AIC Board, for any reason at any time, or (ii) by Westwood, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on the last day of the then-current one-year period.

** Westwood has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of each Fund's Institutional Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for Westwood to reduce fees or make expense reimbursements, the AIC Board may permit Westwood to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the AIC Board, for any reason at any time, or (ii) by Westwood, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on the last day of the then-current one-year period.

BOARD CONSIDERATION REGARDING THE INTERIM ADVISORY AGREEMENT

At a special in-person meeting held on October 27-28, 2010, the AST Board, including the Independent Trustees, discussed and unanimously approved the Interim Advisory Agreement. At the October 2010 meeting, the AST Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed materials relating to Westwood and the Interim Advisory Agreement in advance of the meeting, and had the opportunity to ask questions and request further information of Westwood. The materials included, among other things, information regarding: (i) the nature, extent and quality of the services to be provided by Westwood to the McCarthy Fund; (ii) the investment performance of Westwood; (iii) the costs of the services to be provided; and
(iv) comparisons of the services to be rendered and the amounts to be paid under the Interim Advisory Agreement with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.

At the October 2010 meeting, representatives from Westwood and McCarthy, along with other service providers of the McCarthy Fund, presented additional oral and written information to help the AST Board evaluate Westwood's proposed fee and other aspects of the Interim Advisory Agreement. Among other things, the representatives provided an overview of Westwood by reviewing key personnel and Westwood's investment strategies and processes. The AST Board noted that the investment personnel responsible for the day-to-day management of the McCarthy Fund would not change as a result of the Interim Advisory Agreement. The Board then discussed the written materials that the AST Board received before the meeting, Westwood's oral presentation and any other information that the AST Board received at the meeting, and deliberated on the approval of the Interim Advisory Agreement in light of this information. In its deliberations, the AST Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

DUTIES AND RESPONSIBILITIES OF WESTWOOD UNDER THE INTERIM ADVISORY AGREEMENT

The duties and responsibilities of Westwood under the Interim Advisory Agreement do not differ from those provided for under the terms of the McCarthy Agreement. Under the Interim Advisory Agreement, Westwood will, subject to the supervision of the AST Board, regularly provide the McCarthy Fund with investment advice and research and furnish an investment program for the McCarthy Fund, consistent with its investment objectives and policies. Also under the Interim Advisory Agreement, Westwood will determine what investments shall be purchased and sold for the McCarthy Fund, subject to the AST Trust's Agreement and Declaration of Trust and By-Laws, the McCarthy Fund's registration statement, and the investment objectives, policies, and restrictions of the McCarthy Fund as may be in effect from time to time.

Also under the Interim Advisory Agreement, Westwood is authorized to select brokers or dealers that will execute the purchases and sales of securities of the McCarthy Fund. Westwood may derive benefits from that authority because, under the Interim Advisory Agreement, Westwood may, in selecting a broker-dealer to execute a particular transaction, consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"). Consistent with any guidelines established by the AST Board and Section 28(e) of the Exchange Act, Westwood is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the McCarthy Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if Westwood determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or Westwood's overall responsibilities with respect to its discretionary clients, including the McCarthy Fund.

DURATION AND TERMINATION
With respect to duration, the Interim Advisory Agreement provides that it will continue in effect for a term of 150 days or the date of approval of a new agreement by shareholders, whichever is shorter. In addition, the Interim Advisory Agreement provides that it is terminable by the AST Trust or shareholders on 10 days' notice.

NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES
In considering the nature, extent and quality of the services to be provided by Westwood as adviser to the McCarthy Fund, the AST Board reviewed the portfolio management services to be provided by Westwood to the McCarthy Fund. Among other things, the AST Board considered the quality of Westwood's portfolio management personnel. The AST Board noted that the portfolio manager of the McCarthy Fund would continue to manage the Fund. Westwood's registration form ("Form ADV") was provided to the AST Board, as was Westwood's responses to a detailed series of questions which included, among other things, information about the background and experience of Westwood's management philosophies.

The Board also considered other services to be provided to the McCarthy Fund by Westwood, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the McCarthy Fund's investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the AST Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the McCarthy Fund by Westwood.

INVESTMENT PERFORMANCE OF THE ADVISER
The AST Board evaluated the McCarthy Fund's investment performance and considered the performance of the investment management personnel of Westwood who were expected to manage the McCarthy Fund again noting that the portfolio manager of the McCarthy Fund would continue to manage the Fund. The AST Board concluded that the historical investment performance record of Westwood and the continuity of the McCarthy Fund's portfolio manager, as well as its experience and performance supported a decision to approve the Interim Advisory Agreement.


COSTS OF SERVICES TO BE PROVIDED, PROFITABILITY AND ECONOMIES OF SCALE
The AST Board considered the McCarthy Fund's overall fee level and noted that the advisory fee of the McCarthy Fund would remain the same under the Interim Advisory Agreement. Based on its review, the Board determined that the advisory fee was consistent with Rule 15a-4 and reasonable and appropriate in light of:
1) the services to be provided by Westwood; 2) the advisory fees and the overall expense ratios of the McCarthy Fund as compared to peer funds, including funds advised by Westwood and 3) the anticipated profitability to Westwood.

CONCLUSION
Based on the AST Board's deliberations and its evaluation of the information described above, the AST Board, including the Independent Trustees, unanimously concluded that the terms of the Interim Advisory Agreement are fair and reasonable and concluded that the advisory fees are reasonable in light of the services that Westwood will provide to the McCarthy Fund and agreed to approve the Interim Advisory Agreement.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF AST TRUST, RECOMMEND
                    THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2

                               OTHER INFORMATION

INFORMATION ON VOTING

This Proxy is being provided in connection with the solicitation of proxies by the AST Board to solicit your vote for the proposals outlined in the Proxy at a meeting of shareholders of the McCarthy Fund, which we refer to as the "Meeting." The Meeting will be held at the offices of the Trust's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, at 10:00 a.m., Central time on Tuesday, February 1,
2011.

You may vote in one of three ways:

     o complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

     o vote on the Internet at the website address printed on your proxy ballot

     o    call the toll-free number printed on your proxy ballot

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the McCarthy Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only McCarthy Fund shareholders of record on Thursday, December 2, 2010 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the McCarthy Fund present or represented by proxy at the Meeting, if holders of more than 50% of the McCarthy Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the McCarthy Fund's outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not yet voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the proposal. Abstentions do not constitute a vote "FOR" and effectively result in a vote "AGAINST" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes do not represent a vote "FOR" or "AGAINST" and are disregarded in determining whether a proposal has received sufficient votes.

The AST Board knows of no matters other than those described in this Proxy that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the AST Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Westwood, McCarthy and their affiliates may solicit proxies by telephone. The McCarthy Fund has engaged the proxy solicitation firm of Broadridge Financial Solutions, which will receive a fee from Westwood for its solicitation services. Westwood also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The McCarthy Fund and its shareholders and the WHG Fund will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

OUTSTANDING SHARES

As of the Record Date, the McCarthy Fund had 6,086,027.924 shares outstanding which are all entitled to vote at the meeting.

BENEFICIAL OWNERSHIP OF SHARES

The following table contains information about the beneficial ownership by shareholders of five percent or more of the McCarthy Fund's outstanding shares as of the Record Date.

--------------------------------------------------------------------------------
                                                       NUMBER OF      PERCENT
NAME                              ADDRESS                SHARES       OF CLASS
--------------------------------------------------------------------------------
AMERITRADE INC.            P.O. Box 2226
                           Omaha, Nebraska 68103      1,141,757.039    18.76%
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO. INC.  101 Montgomery Street
(SPECIAL CUSTODY ACCOUNT   San Francisco, California
FBO CUSTOMERS)             94101                        570,234.883     9.37%
--------------------------------------------------------------------------------
AMERITRADE INC.            P.O. Box 2226
                           Omaha, Nebraska              452,156.186     7.43%
--------------------------------------------------------------------------------
AMERITRADE INC.            P.O. Box 2226
                           Omaha, Nebraska              437,129.264     7.18%
--------------------------------------------------------------------------------
AMERITRADE INC.            P.O. Box 2226
                           Omaha, Nebraska               308,366.61     5.07%
--------------------------------------------------------------------------------

As of the Record Date, the officers and Trustees of the AST Trust as a group owned less than 1% of the McCarthy Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

The McCarthy Fund normally does not hold meetings of shareholders except as required under the 1940 Act and the laws applicable to Delaware statutory trusts. Any shareholder proposal for a shareholder meeting must be presented to the McCarthy Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the McCarthy Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

                                   EXHIBIT A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("AGREEMENT") is made as of [______________, 201_], by and between Advisors Series Trust, a Delaware statutory trust ("AST"), on behalf of its series, the McCarthy Multi-Cap Stock Fund (the "ACQUIRED FUND"), and The Advisors' Inner Circle Fund, a Massachusetts voluntary association (commonly known as a business trust) ("AIC"), on behalf of its series, the WHG Dividend Growth Fund (the "ACQUIRING FUND" and, together with the Acquired Fund, the "FUNDS"). Westwood Management Corp., a New York corporation ("WESTWOOD"), is a party to this Agreement solely for purposes of paragraphs 4.3, 5.10, 6.1 and 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by AIC on behalf of the Acquiring Fund or AST on behalf of the Acquired Fund, respectively.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Shares of beneficial interest of the Acquiring Fund (the "ACQUIRING FUND SHARES"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the "REORGANIZATION").

The Board of Trustees of AST has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Board of Trustees of AIC has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

                    THE REORGANIZATION AND FUND TRANSACTIONS

     1.1. THE REORGANIZATION. Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), AST shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to AIC on behalf of the Acquiring Fund, and AIC shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, AIC shall, on behalf of the Acquiring Fund, deliver to AST on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares (to the third decimal place). Holders of Institutional Class shares of the

Acquired Fund will receive Institutional Shares of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

     1.2. ASSETS OF THE ACQUIRED FUND. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund requested by Westwood, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the "ASSETS").

     1.3. LIABILITIES OF THE ACQUIRED FUND. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the "LIABILITIES").

     1.4. DISTRIBUTION OF ACQUIRING FUND SHARES. At the Effective Time (or as soon thereafter as is reasonably practicable), AST, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from AIC pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS") in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the "ACQUIRED FUND SHARES") owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. RECORDED OWNERSHIP OF ACQUIRING FUND SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent (as defined in paragraph 3.3) .

     1.6. FILING RESPONSIBILITIES OF ACQUIRED FUND. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

                                   ARTICLE II

                                   VALUATION

     2.1. NET ASSET VALUE OF THE ACQUIRED FUND. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

     2.2. NET ASSET VALUE OF THE ACQUIRING FUND. The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

     2.3. CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. The number of Institutional Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of Institutional Class shares owned by Acquired Fund Shareholders at the Valuation Time.

     2.4. DETERMINATION OF VALUE. All computations of value hereunder shall by made in accordance with each Fund's regular practice and the requirements of the Investment Company Act of 1940, as amended (the "1940 ACT"), and shall be subject to confirmation by each Fund's respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which may arise from use of the valuation procedures of the Acquired Fund.

     2.5. VALUATION TIME. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange ("NYSE")) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the "VALUATION TIME").

                                  ARTICLE III

                                    CLOSING

     3.1. CLOSING. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the principal office of Westwood on or about February 7, 2011, or at such other place and/or on such other date as to which the parties may agree (the "CLOSING DATE"). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the "EFFECTIVE TIME").

     3.2. TRANSFER AND DELIVERY OF ASSETS. AST shall direct U.S. Bank National Association ("U.S. BANK"), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and
(ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

     3.3. SHARE RECORDS. AST shall direct Gemini Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the "TRANSFER AGENT"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund

Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

     3.4. POSTPONEMENT OF VALUATION TIME. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "EXCHANGE") shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of AST or the Board of Trustees of AIC, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1. REPRESENTATIONS AND WARRANTIES OF AST. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of AST, AST, on behalf of the Acquired Fund, represents and warrants to AIC, on behalf of the Acquiring Fund, as follows:

          (a) The Acquired Fund is a duly established series of AST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under AST's Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

          (b) AST is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AST on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act, and such as may be required under state securities laws.

          (d) The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) At the Effective Time, AST, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, AIC, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

          (f) AST is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which AST, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which AST, on behalf of the Acquired Fund, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

          (h) Except as otherwise disclosed to and accepted by AIC, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. AST, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2010 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (j) Since June 30, 2010, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

          (k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (l) At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a "regulated investment company" under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of
     Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund's books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

          (m) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares.

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of AST, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of AST on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority ("FINRA")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (p) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time
     (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

     4.2. REPRESENTATIONS AND WARRANTIES OF AIC. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of AIC, AIC, on behalf of the Acquiring Fund, represents and warrants to AST, on behalf of the Acquired Fund, as follows:

          (a) The Acquiring Fund is a duly established series of AIC, which is a voluntary association duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

          (b) At the Effective Time, AIC will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AIC on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

          (d) The prospectus and statement of additional information of the Acquiring Fund filed with the Commission on December 3, 2010 as part of AIC's registration statement on Form N-1A, which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not and, as of its effective date and the Closing Date, will not include any untrue statement of material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) At the Effective Time, AIC, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances.

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Massachusetts law or a material violation of AIC's Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which AIC, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which AIC, on behalf of the Acquiring Fund, is a party or by which it is bound.

          (g) Except as otherwise disclosed to and accepted by AST, on behalf of the Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against AIC, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. AIC, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

          (h) The Acquiring Fund, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in paragraph 6.1(b) of this Agreement.

          (i) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (j) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of such Acquiring Fund as a regulated investment company in the future and, from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify and be treated as a regulated investment company under the Code in the future.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of AIC, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by AIC, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund's shares.

          (m) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (n) The Proxy Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

     4.3. REPRESENTATION AND WARRANTY OF WESTWOOD. Westwood represents and warrants to AST, on behalf of the Acquired Fund, and AIC, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Westwood, and this Agreement will constitute a valid and binding obligation of Westwood, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                                   ARTICLE V

                            COVENANTS AND AGREEMENTS

     5.1. CONDUCT OF BUSINESS. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. MEETING OF SHAREHOLDERS. AST will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. NO DISTRIBUTION OF ACQUIRING FUND SHARES. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5. OTHER NECESSARY ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. PROXY STATEMENT. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement on Schedule 14A (the "PROXY STATEMENT"), in compliance with the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. LIQUIDATING DISTRIBUTION. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.8. BEST EFFORTS. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. OTHER INSTRUMENTS. AST, on behalf of the Acquired Fund, and AIC, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) AST's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and
(b) AIC's, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. EXPENSE LIMITATION. From the Closing Date, Westwood agrees to waive fees or reimburse expenses of Institutional Shares of the Acquiring Fund so that the total ordinary operating expenses for Institutional Shares of the Acquiring Fund do not exceed 1.00% ("EXPENSE LIMIT"). Westwood may recoup the amount of any fee waivers or expense reimbursements from the Acquiring Fund if such action does not cause the total ordinary operating expenses for Institutional Shares of the Acquiring Fund to exceed the Expense Limit and the recoupment is made within three years of the waiver or reimbursement. For purposes of this paragraph 5.10, the term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Acquiring Fund invests. The Expense Limit may be terminated or increased only upon approval of shareholders of the Acquiring Fund.

     5.11. REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     6.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND. The obligations of AST, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at AST's election, to the following conditions:

          (a) All representations and warranties of AIC, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

          (b) Prior to the Closing Date, (i) the Trustees of AIC, on behalf of the Acquiring Fund, shall have authorized the issuance of and the Acquiring Fund shall have issued ten shares to SEI Investments Global Funds Services ("SEI") in consideration of the payment of $100.00, (ii) SEI shall have, among other things, approved as the sole initial shareholder the Investment Advisory Agreement between AIC, on behalf of the Acquiring Fund, and Westwood, and (iii) immediately prior to or contemporaneously with the consummation of the transactions described in this Agreement, the share of the Acquiring Fund acquired by SEI has been or is redeemed for $100.00. Notwithstanding the foregoing, the Acquiring Fund may issue shares to SEI or another entity for cash contributions made in connection with any required initial capital requirements imposed by Section 14(a) of the 1940 Act.

          (c) AIC, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AST, and dated as of the Effective Time, to the effect that the representations and warranties of AIC, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST shall reasonably request.

          (d) AIC, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AIC, on behalf of the Acquiring Fund, on or before the Effective Time.

          (e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

          (f) AST shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to AIC, in a form reasonably satisfactory to the Acquired Fund and its counsel, and dated as of the Closing Date, covering the following points:

               (1) AIC is a voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and the Acquiring Fund is a duly established and designated series of AIC, and AIC has the trust power to own all of the Acquiring Fund's properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

               (2) The Agreement has been duly authorized by AIC, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by AST, is a valid and binding obligation of AIC on behalf of the Acquiring Fund enforceable against AIC in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

               (3) The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by AIC and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

               (4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of AIC's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which AIC is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which AIC is a party or by which it is bound;

               (5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by AIC in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

               (6) AIC is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and to such counsel's knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

               (7) To the knowledge of such counsel, and except as otherwise disclosed to AST pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AIC or the Acquiring Fund and neither AIC nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

     6.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND. The obligations of AIC, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at AIC's election, to the following conditions:

          (a) All representations and warranties of AST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

          (b) AST shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of AST.

          (c) AST, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of AST, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AIC shall reasonably request.

          (d) AST, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AST, on behalf of the Acquired Fund, on or before the Effective Time.

          (e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

          (f) AIC shall have received on the Closing Date the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to AST, or from local Delaware counsel, in a form reasonably satisfactory to the Acquiring Fund and its counsel, covering the following points:

               (1) AST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Acquired Fund is a duly established and designated series of AST, and AST has the power to own all of the Acquired Fund's properties and assets, and to carry on its business, including that of the Acquired Fund, as a registered investment company;

               (2) The Agreement has been duly authorized by AST, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by AIC, is a valid and binding obligation of AST, on behalf of the Acquired Fund, enforceable against AST in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

               (3) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of AST's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which AST is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which AST is a party or by which it is bound;

               (4) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by AST in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

               (5) AST is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and to such counsel's knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

               (6) To the knowledge of such counsel, and except as otherwise disclosed to AIC pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AST or the Acquired Fund and neither AST nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

     6.3. OTHER CONDITIONS PRECEDENT. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, AST, on behalf of the Acquired Fund, or AIC, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          (a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of AST's Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, AST and AIC, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a) .

          (b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of AST or AIC, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by AST and AIC to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

          (d) AST and AIC shall have received an opinion of Morgan, Lewis & Bockius LLP, in a form acceptable to Paul, Hastings, Janofsky & Walker LLP, as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

               (1) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

               (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund.

               (3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

               (4) The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

               (5) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

               (6) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

               (7) The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund's shareholders immediately prior to the Reorganization.

               (8) The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d) .

          (e) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.


          (f) The Transfer Agent shall have delivered to AIC a certificate of its authorized officer as set forth in paragraph 3.3.

          (g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

          (h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1. INDEMNIFICATION BY AIC. AIC, solely out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless AST, the Acquired Fund, and their trustees, officers, employees and agents (the "AST INDEMNIFIED PARTIES") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund's Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

     7.2. INDEMNIFICATION BY AST. AST, solely out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless AIC, the Acquiring Fund, and their trustees, officers, employees and agents (the "AIC INDEMNIFIED PARTIES") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AIC Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund's Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

     7.3. LIABILITY OF AST. AIC understands and agrees that the obligations of AST on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of AST on behalf of AST personally, but bind only AST on behalf of the Acquired Fund and the Acquired Fund's property. Moreover, no series of AST other than the Acquired Fund shall be responsible for the obligations of AST hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. AIC represents that it has notice of the provisions of the Declaration of Trust of AST disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

     7.4. LIABILITY OF AIC. AST understands and agrees that the obligations of AIC on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of AIC on behalf of AIC personally, but bind only AIC on behalf of the Acquiring Fund and the Acquiring Fund's property. Moreover, no series of AIC other than the Acquiring Fund shall be responsible for the obligations of AIC hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. AST represents that it has notice of the provisions of the Declaration of Trust of AIC disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund and that the Declaration of Trust of AIC is on file with the Secretary of the Commonwealth of Massachusetts.

                                  ARTICLE VIII

                          BROKERAGE FEES AND EXPENSES

     8.1. NO BROKER OR FINDER FEES. The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     8.2. EXPENSES OF REORGANIZATION. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Westwood. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the registration statement of the Acquiring Fund, preparing, printing and distributing the Proxy Statement and prospectus supplements of the Acquired Fund relating to the Reorganization, and winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; expenses of soliciting proxies from Acquired Fund Shareholders and holding shareholder meetings; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

                                   ARTICLE IX

                           AMENDMENTS AND TERMINATION

     9.1. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of AST or AIC, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     9.2. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of AST or the Board of Trustees of AIC, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

                                   ARTICLE X

                                    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

              If to AST:

              Advisors Series Trust
              MK-WI-T10F
              615 East Michigan Street
              Milwaukee, Wisconsin 53202
              Attention: Jeanine M. Bajczyk, Esq.

              With copies (which shall not constitute notice) to:

              Paul, Hastings, Janofsky & Walker LLP
              Park Avenue Tower
              75 East 55th Street
              New York, New York 10022
              Attention: Domenick Pugliese, Esq.

              If to AIC:

              The Advisors' Inner Circle Fund
              One Freedom Valley Road
              Oaks, Pennsylvania
              Attention: Joseph Gallo, Esq.

              With a copy (which shall not constitute notice) to:

              Morgan, Lewis & Bockius LLP
              1111 Pennsylvania Avenue, N.W.
              Washington, D.C. 20004
              Attn: Christopher D. Menconi, Esq.

              If to Westwood:

              Westwood Management Corp.
              200 Crescent Court, Suite 1200
              Dallas, TX 75201
              Attention: Julie K. Gerron

                                   ARTICLE XI

                                 MISCELLANEOUS

     11.1. ENTIRE AGREEMENT. AIC and AST agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

     11.2. SURVIVAL. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

     11.3. HEADINGS. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     11.5. ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [__th day of _________, 201_].

THE ADVISORS' INNER CIRCLE FUND           ADVISORS SERIES TRUST
ON BEHALF OF THE ACQUIRING FUND           ON BEHALF OF THE ACQUIRED FUND

By:                                       By:
   -------------------------------           ---------------------------------
Name:                                     Name:
     -----------------------------            --------------------------------
Title:                                    Title:
     -----------------------------             -------------------------------


Solely for purposes of paragraphs 4.3, 5.10, 6.1 and 8.2:
WESTWOOD MANAGEMENT CORP.

By:
   ------------------------------

Name:
     ----------------------------

Title:
     ----------------------------

                                   EXHIBIT B

                             ADVISORS SERIES TRUST

                     INTERIM INVESTMENT ADVISORY AGREEMENT

                                      WITH

                           WESTWOOD MANAGEMENT CORP.

     THIS INVESTMENT ADVISORY AGREEMENT is made as of the 18th day of November, 2010, by and between Advisors Series Trust, a Delaware business trust (hereinafter called the "Trust"), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a "Fund", and together the "Funds") and Westwood Management Corp., a New York corporation (hereinafter called the "Adviser").

                                  WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is engaged in the business of supplying investment advice as an independent contractor; and

     WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

     WHEREAS, the Adviser, as of the date written above, acquired the business of McCarthy Group Advisors, L.L.C. ("MGA"), which acted as investment advisor to the Fund pursuant to an investment advisory agreement dated September 27, 2004, resulting in the assignment of the previous investment advisory agreement with MGA within the meaning of Section 2(a)(4) of the Investment Company Act.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees ("Board of Trustees" or "Board").

     2. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the "Investment Policies"). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

          Without limiting the generality of the foregoing, the Adviser shall:
     (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees;
     (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust's Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     3. REPRESENTATIONS OF THE ADVISER.

          (a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

          (c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

          (d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

     4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust's Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

     6. EXPENSES.

          (a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund's organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a "12b-1 Plan"); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

          (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust's Chief Compliance Officer, and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

          (d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

          (e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust's Board of Trustees. Where such arrangements are authorized by the Trust's Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

     7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

          (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement. The management fee earned under this Agreement will be computed daily and held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of the Fund's outstanding voting securities approve a new, long-term advisory agreement ("New Agreement") with the Adviser by the end of the duration of this Agreement, the amount in the escrow account, including interest earned, will be paid to the Adviser. If a majority of the Fund's outstanding voting securities do not approve a New Agreement with the Adviser, the Adviser will be paid out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned).

          (b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

          (e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

          (g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

     11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

          (b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

          (c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

          (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Trust's employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

     13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

     14. EFFECTIVENESS AND DURATION OF AGREEMENT. This Agreement shall be effective as an interim agreement as described in Rule 15a-4 under the 1940 Act commencing on the date hereof (the "Interim Agreement Date"), and shall continue in effect until the earlier of (i) 150 days after the date hereof, (ii) termination of this Agreement for any reason without payment of any penalty by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon ten (10) calendar days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Fund, or (iii) approval of the New Agreement by (1) the Board of Trustees of the Trust including a majority of the Trustees of the Trust who are not a party to this Agreement or interested persons (as defined in the 1940 Act) of any such person, and (2) by a vote of the majority of the outstanding Shares of the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

     15. RIGHT TO USE NAME

The Adviser warrants that each Fund's name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund shall be resolved by the Adviser. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.. Within sixty (60) days from such time as this Agreement shall no longer be in effect, each Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name "Advisors Series Trust" or "AST" is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust's name and will further refrain from using the Trust's name; provided, however, that the Adviser may continue to use the Trust's name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name "Westwood", "WHG", "Westwood Management Corp." or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser's name and will further refrain from using the Adviser's name; provided, however, that the Trust may continue to use the Adviser's name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

     16. NO ASSIGNMENT. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under
Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

     18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, "AML Laws"), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust's Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

     19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

     20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.


ADVISORS SERIES TRUST                        WESTWOOD MANAGEMENT CORP.
on behalf of each series of the Trust
listed on Schedule A

By: /S/ DOUGLAS G. HESS                      By: /S/ BRIAN O. CASEY
   --------------------------------              ------------------------------
Name: Douglas G. Hess                        Name: Brian O. Casey
     ------------------------------                ----------------------------
Title: President                             Title: President & CEO
     ------------------------------                 ---------------------------

                                        SCHEDULE A


-------------------------------------------------------------------------------------------------
SERIES OR FUND OF ADVISORS SERIES TRUST                       ANNUAL FEE RATE
-------------------------------------------------------------------------------------------------
    McCarthy Multi-Cap Stock Fund          0.75% of average net assets - first $20 million assets
                                           0.60% of average net assets - over $20 million assets
-------------------------------------------------------------------------------------------------

                            TO VOTE BY INTERNET
PROXY TABULATOR
P.O. BOX 9112               1) Read the Proxy Statement and have the proxy card
FARMINGDALE, NY 11735          below at hand.
                            2) Go to: www.proxyvote.com.
                            3) Follow the on-line instructions.

                            TO VOTE BY TELEPHONE

                            1) Read the Proxy Statement and have the proxy card
                               below at hand.
                            2) Call 1-800-690-6903.
                            3) Follow the recorded instructions.

                            TO VOTE BY MAIL

                            1) Read the Proxy Statement.
                            2) Check the appropriate box on the proxy card
                               below.
                            3) Sign and date the proxy card.
                            4) Return the proxy card in the envelope provided.

                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE
                                   DO NOT RETURN YOUR PROXY CARD.
                                   ------




TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                            M28723-Z54526    KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                        DETACH AND RETURN THIS PORTION ONLY

---------------------------------------------------------------------------------------------------------------

                                                                                    FOR    AGAINST    ABSTAIN

1. To approve, with respect to the McCarthy Fund, an Agreement and Plan of          [ ]      [ ]        [ ]
Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the McCarthy Fund to the WHG Dividend Growth Fund (the "WHG
Fund"), a separate series of The Advisors' Inner Circle Fund, in exchange for
Institutional Shares of the WHG Fund; and (b) the distribution of the
Institutional Shares of the WHG Fund pro rata by the McCarthy Fund to its
Institutional Class shareholders in complete liquidation of the McCarthy Fund.

2. To approve an Interim Advisory Agreement for the McCarthy Fund between the       [ ]      [ ]        [ ]
Trust and Westwood Management Corp.

PLEASE DATE, SIGNAND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU
ATTEND.

Signature(s) should be exactly as name or names appearing on this proxy card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Prospectus/Proxy Statement is acknowledged.



--------------------------------------------            -----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date               Signature (Joint Owners)   Date

---------------------------------------------------------------------------------------------------------------

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 1, 2011.

             The proxy statement is available at www.proxyvote.com









--------------------------------------------------------------------------------
                                                                   M28724-Z54526

--------------------------------------------------------------------------------


                         MCCARTHY MULTI-CAP STOCK FUND

                                  A SERIES OF

                             ADVISORS SERIES TRUST

                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202
                                 1-866-811-0228

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2011

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Douglas G. Hess and Cheryl L. King as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the McCarthy Multi-Cap Stock Fund (the "McCarthy Fund"), a series of Advisors Series Trust (the "Trust"), to be held at the offices of the Trust's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time, on February 1, 2011, and any adjournments or postponements thereof (the "Meeting"). The undersigned hereby instructs said proxies to vote:


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


--------------------------------------------------------------------------------